                                    Exhibit 4

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 3,
                                          ---------
1999, between ONEOK Resources Company, a Delaware corporation (the "Shareholder") and Magnum Hunter Resources, Inc., a Nevada corporation (the
 -----------
"Company").
 -------

                                    RECITALS

     A. The Company and Shareholder have entered into a Stock Purchase Agreement dated February 3, 1999 (the "Purchase Agreement"), pursuant to which the
                             ------------------
Shareholder will purchase 50,000 newly issued shares of the Company's 1999 Series A 8% Convertible Preferred Stock, par value $.001 per share, having a liquidation value of $50,000,000.00 or $1,000.00 per share (the "Preferred Stock").

     B. The parties each desire to make certain covenants and agreements concerning, among other things, the registration from time to time of the Shareholder's shares of the Common Stock obtainable upon conversion of the Preferred Stock (the "Shares") under the Securities Act of 1933, as amended (the
                      ------
"Securities Act").
 --------------

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein, the Company and the Shareholder hereby agree as follows:

                                    ARTICLE I

                               Certain Definitions
                               -------------------

     Section 1.1. Defined Terms. In addition to other terms defined elsewhere in
                  -------------
this Agreement, as used in this Agreement, the following capitalized terms have the respective meanings set forth below:

     "Affiliate" shall mean, with respect to any Person, any other Person that
      ---------
directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person.

     "Blackout Period" shall have the meaning assigned to such term in Section
      ---------------
     3.1(b).

     "Claims" shall have the meaning assigned to such term in Section 3.6(a).
      ------

     "Demand Period" shall have the meaning assigned to such term in Section
      -------------
     3.1(a).

     "Demand Registration" shall have the meaning assigned to such term in
      -------------------
     Section 3.1(a).

     "Demand Request" shall have the meaning assigned to such term in Section
      --------------
     3.1(a).

     "Effective Period" shall have the meaning assigned to such term in Section
      ----------------
     3.4(a)(iii).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Holder" shall mean, with respect to any shares of Common Stock, the
      ------
     Shareholder and as long as there is a direct chain of ownership by the Shareholder and its Affiliate any Affiliate of Shareholder holding Shares; and the terms "hold", "held" and "holding" shall have meanings correlative to the foregoing.

     "Inspectors" shall have the meaning assigned to such term in Section
      ----------
     3.4(a)(iv).

     "Maximum Number" shall have the meaning assigned to such term in Section
      --------------
     3.2(b).

     "Other Holder" shall have the meaning assigned to such term in Section
      ------------
     3.2(b).

     "Person" shall mean any individual, corporation, company, partnership,
      ------
     joint venture, trust, group (as such term is used in Rule 13d-5 under the Exchange Act), business association, government or political subdivision thereof, governmental body or other entity.

     "Piggy-Back Registration" shall have the meaning assigned to such term in
      -----------------------
Section 3.2(a).

     "Piggy-Back Request" shall have the meaning assigned to such term in
      ------------------
Section 3.2(a).

     "Preferred Stock" shall have the meaning assigned to such term in the first
      ---------------
recital of this Agreement.

     "Records" shall have the meaning assigned to such term in Section
      -------
3.4(a)(iv).

     "Registered Shares" shall have the meaning assigned to such term in Section
      -----------------
3.4(a)(xviii).

     "Registration" shall have the meaning assigned to such term in Section
      ------------
3.2(a).

     "Registration Expenses" shall have the meaning assigned to such term in
      ---------------------
Section 3.5.

     "Rule 144" shall have the meaning assigned to such term in Section 3.8
      --------

     "SEC" shall mean the United States Securities and Exchange Commission or
      ---
any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

     "Securities Act" shall have the meaning assigned to such term in the second
      --------------
recital to this Agreement.

     "Shares" shall have the meaning assigned to such term in the second recital
      ------
of this Agreement.

     Section 1.2. General. Unless the context otherwise requires, references in
                  -------
this Agreement to any "section" or "article" shall mean a section or article of
                       -------      -------
this Agreement, as the case may be, and the terms "hereof," "hereunder" and
                                                   ------    ---------
"hereto" and words of similar meaning shall mean this Agreement in its entirety
 ------
and not any particular provisions of this Agreement. Unless the context otherwise requires, the terms defined herein include the singular as well as the plural.

     Unless the context otherwise requires, each reference herein to the Securities Act, the Exchange Act or Rule 144 (or any other rule, regulation or form promulgated under either such statute) shall be deemed to mean, as of any time, such statute, rule, regulation or form as then in effect, after all amendments thereto, or, if not then in effect, any successor statute, rule, regulation or form as then in effect, after all amendments thereto.

     Section 1.3. Headings. The descriptive headings of the several Sections and
                  --------
paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

     Section 2.1. Representations and Warranties of the Shareholder. The
                  -------------------------------------------------
Shareholder hereby represents and warrants to the Company (i) that it has been duly organized and is an existing corporation in good standing under the laws of the State of Delaware; (ii) that it has all requisite corporate power and authority and has received all requisite approvals (including any necessary approval of its board of directors) to complete the transactions contemplated hereby, and (iii) that this Agreement has been duly authorized, executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms.

     Section 2.2. Representations and Warranties of the Company. The Company
                  ---------------------------------------------
hereby represents and warrants to the Shareholder (i) that the Company has been duly organized and is an existing corporation in good standing under the laws of the State of Nevada; (ii) that it has all requisite corporate power and authority, and has received all requisite approvals (including any necessary approval of its Board of Directors) to complete the transactions contemplated hereby; and (iii) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

                                   ARTICLE III

                               Registration Rights
                               -------------------

     Section 3. 1. Demand Registrations.
                   --------------------

          (a) At any time following the date upon which the Shareholder has converted or given the Company notice of its election to convert any or all of the Preferred Stock into shares and prior to the date on which the Company shall have obtained a written opinion of legal counsel reasonably satisfactory to the Shareholder and addressed to the Company and the Shareholder to the effect that the Shares may be publicly offered for sale in the United States by the Shareholder without restriction as to manner of sale and amount of securities sold and without registration under the Securities Act (such period, the "Demand Period"), the Shareholder shall
                                       -------------
     have the unlimited right to require the Company to file a registration under the Securities Act in respect of all or a portion of the Shares by delivering to the Company written notice stating that such right is being exercised, specifying the number of Shares to be included in such registration and describing the intended method of distribution thereof (a "Demand Request"). As promptly as practicable, but in no event later than
      --------------
     thirty (30) days after the Company receives a Demand Request, the Company shall file with the SEC and thereafter use its best efforts to cause to be declared effective promptly a registration statement (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested by Shareholder and if the Company is then eligible to use such a registration) (a "Demand Registration") providing
                                              -------------------
     for the registration of such number of Shares as the Shareholder shall have demanded be registered for distribution in accordance with such intended method of distribution. The Company shall have the right and option to designate any one of the Demand Registrations be filed as a shelf registration or other successor procedure as prescribed by the SEC, as above provided as a shelf registration statement, for which the Company agrees to pay certain costs therefor pursuant to Section 3.5 below (the "Free Shelf Registration"). After completion of any Demand Registration
      -----------------------
     designated as a shelf registration by the Company, any subsequent Demand Registrations shall not be shelf registrations unless the Company otherwise agrees. Notwithstanding the foregoing, the Company shall not be obligated to effect any Demand Registration requested pursuant to this Section 3.1 if the number of Shares then held by the Shareholder shall be less than 1% of the then outstanding Common Stock.

          (b) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone and delay, for a reasonable period of time, not to exceed ninety (90) days in the case of clauses (i) and (ii) below, or thirty (30) days in the case of clause (iii) below (each, a "Blackout Period"), the filing of any Demand Registration if the Company
      ---------------
     shall determine that any such filing or the offering of any Shares would
     (i) in the good faith judgment of the Board of Directors of the Company, unreasonably impede, delay or otherwise interfere with any pending or contemplated financing, acquisition, merger, corporate reorganization or other similar transaction involving the Company, (ii) based upon advice from the Company's investment banker or financial advisor, adversely affect any pending or contemplated offering or sale of any class of securities by the Company, or (iii) in good faith judgment of the Board require disclosure of material non-public information (other than information relating to an event described in clause (i) or (ii) of this subsection (b)) which, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided,
                                                                   --------
     however, that in the case of a Blackout Period pursuant to clause (i) above, the Blackout Period shall earlier terminate upon the completion, or abandonment of the relevant financing, acquisition, merger, corporate reorganization or other similar transaction; provided, further, in the case
                                                  --------  -------
     of a Blackout Period pursuant to clause (ii) above, the Blackout Period shall either terminate thirty (30) days after the completion or upon the abandonment, of the relevant securities offering or sale; and provided,
                                                                   --------
     further, that in the case of a Blackout Period pursuant to clauses (i) or
     -------
     (iii) above, the Company shall give written notice of its determination to postpone or delay the filing of any Demand Registration and in the case of clause (iii) above, the Blackout Period shall earlier terminate upon public disclosure by the Company or public admission by the Company of such material non-public information or such time as such material non-public information shall be publicly disclosed; and provided, further, that in the
                                                  --------  -------
     case of a Blackout Period pursuant to clause (i), (ii) or (iii) above, the Company shall furnish to the Shareholder a certificate of an executive officer of the Company to the effect that an event permitting a Blackout Period has occurred. Notwithstanding anything herein to the contrary, the Company shall not exercise pursuant to clause (i) or (ii) of the preceding sentence the right to postpone or delay the filing of any Demand Registration more than twice in any twelve (12) month period. Upon notice by the Company to the Shareholder of its determination that a Blackout Period exists, the Shareholder covenants that it shall keep the fact of any such notice strictly confidential, and, in the case of a Blackout Period pursuant to clauses (iii) above or Section 3.1(c) below, promptly halt any offer, sale, trading or transfer by it or any of its Affiliates of any Common Stock for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of the Demand Registration, each prospectus included therein, and any amendment or supplement thereto by it and any of its Affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and, if so directed by the Company, will deliver to the Company any copies then in such Shareholder's possession of the prospectus covering such Shares, that was in effect at the time of receipt of such notice. After the expiration of any Blackout Period and without further request from the Shareholder, the Company shall effect the filing of the relevant Demand Registration and shall use its best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless the Shareholder shall have, prior to the effective date of such Demand Registration, withdrawn in writing its initial request.

          (c) Anything in this Agreement to the contrary notwithstanding, in case a Demand Registration has been filed, if a transaction of the type specified in Section 3.1(b)(i) occurs other than as a result of actions taken by the Company, the Company may cause such Demand Registration to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Demand Registration for a reasonable period of time, not to exceed the Blackout Period applicable to
     Section 3.1(b)(i).

          (d) The Shareholder may withdraw a Demand Request in circumstances including, but not limited to, the following: if (i) the Company is in material breach of its obligation hereunder and has not cured such breach after having received notice thereof and a reasonable opportunity to do so or (ii) the withdrawal occurs during a Blackout Period.

          (e) The Company may elect to include in any registration statement filed pursuant to this Section 3.1 any Common Stock to be issued by it or held by any of its subsidiaries or by any other shareholders only to the extent such Common Stock is offered and sold pursuant to, and on the terms and subject to the conditions of, any underwriting agreement or distribution arrangements entered into or effected by the Shareholder. No securities shall be included in a Demand Registration unless the managing underwriter advises the Company in writing that inclusion of such securities will not materially and adversely affect the price or success of the Demand Registration.

          (f) The managing underwriter for any Demand Registration shall be selected by the Shareholder, provided that such underwriter shall be
                                  --------
     reasonably satisfactory to the Company.

          (g) Anything in this Agreement to the contrary notwithstanding, the Company shall not be required to register any Shares pursuant to this
     Section 3.1 if the Shareholder had the opportunity to register Shares pursuant to Section 3.2 hereof within the 60 days immediately preceding such request, and no Shares were excluded from the offering by the managing underwriter or underwriters thereof.

     Section 3.2. "Piggy-Back" Registrations.
                   -------------------------

          (a) If, at any time following the date of this Agreement, the Company proposes to register any Common Stock under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or any equivalent general registration form then in effect) other than pursuant to a Demand Registration under Section 3. 1 for purposes of a primary offering, secondary offering or combined offering of such Common Stock, the Company shall give prompt written notice to the Shareholder of its intention to do so. Such notice shall specify, at a minimum, the number of shares of Common Stock so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such Common Stock, any proposed managing underwriter or underwriters of such offering and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of the Shareholder (a "Piggy-Back Request"), notifying the Company of the Shareholder's desire
         ------------------
     to convert all or a portion of the Preferred Stock into shares of the Company, such notice to be given within fifteen (15) business days following the receipt by the Shareholder of any such written notice (which direction shall specify the number of Shares intended to be disposed of by the Shareholder), the Company shall include in such registration statement (a "Piggy-Back Registration" and, collectively with
                                -----------------------
     a Demand Registration, a "Registration"), subject to the provisions of
                               ------------
     Section 3.2 hereof and the registration rights originally granted to Trust Company of the West as the holder of the Company's 1996 Series A Convertible Preferred Stock (the "Existing Registration Rights"), such numbers of the Shares as shall be set forth in such Piggy-Back Request.

          (b) In the event that the Company proposes to register Common Stock in connection with an underwritten offering and an independent investment banking firm selected by the Company to act as managing underwriter thereof reasonably and in good faith shall have advised the Company, any holder of Common Stock intending to offer such Common Stock in a secondary offering or combined offering (each, an "Other Holder") or the Shareholder in
                                     ------------
     writing that, in its opinion, the inclusion in the registration statement of some or all of the Shares sought to be registered by the Shareholder creates a substantial risk that the price per share of Common Stock that the Company or any Other Holder will derive from such registration will be materially and adversely affected or that the number of shares of Common Stock sought to be registered (including any shares of Common Stock sought to be registered at the request of the Company and any Other Holder and those sought to be registered by the Shareholder) is a greater number than can reasonably be sold or the success of the offering would otherwise be materially and adversely affected, the Company shall include in such registration statement such number of shares of Common Stock as the Company, any Other Holder and the Shareholder are so advised can be sold in such offering without such an effect (the "Maximum Number") as follows and
                                                --------------
     in the following order of priority: (A) first, such number of shares of
                                             -----
     Common Stock as the Company intended to be registered and sold by the Company; (B) second, in the case of a secondary offering or a combined
                  ------
     offering and if and to the extent that the number of shares of Common Stock to be registered under clause (A) is less than the Maximum Number, such number of shares of Common Stock as is required to be registered by the Existing Registration Rights; and (C) third, in the case of a secondary
                                           -----
     offering or a combined offering and if and to the extent that the aggregate number of shares of Common Stock to be registered under clauses (A) and (B) is less than the Maximum Number, such number of shares of Common Stock as the Shareholder shall have intended to register which, when added to the number of shares of Common Stock to be registered under clauses (A); and
     (B), is less than or equal to the Maximum Number; provided that if such
                                                       --------
     number exceeds the Maximum Number, the shares of Common Stock of the Shareholder in excess of the amount necessary to achieve the maximum number will be excluded; and (D), fourth, to the extent that the number of shares
                                ------
     of Common Stock of the Company, the holders of the Existing Registration Rights and the Shareholder to be included in the Registration are not equal to or more than the Maximum Number, then any Other Holders may include such additional shares up to the maximum number on a pro rata basis with Other Holders desiring to participate in the Registration.

          (c) No Piggy-Back Registration effected under this Section 3.2 shall be deemed to have been effected pursuant to Section 3.1 hereof or shall release the Company of its obligations to effect any Demand Registration (including the Free Shelf Registration) upon request as provided under
     Section 3.1 hereof.

          (d) Notwithstanding any request under this Section 3.2, a selling Holder may elect in writing to withdraw its request for inclusion of its Shares in any registration statement provided, however, that (i) such
                                          --------
     request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Shares in the registration as to which such withdrawal was made.

          (e) If, at any time after giving written notice of its intention to register any Common Stock under Section 3.2 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Common Stock, the Company may, at its election, give written notice of such determination to all Holders of record of Shares and
     (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such abandoned registration, without prejudice, however, to the rights of Holders under
     Section 3.1 and (ii) in the case of a determination to delay such registration of the Company's Common Stock, shall be permitted to delay the registration of such Shares for the same period as the delay in registering such other Common Stock.

          (f) If, as a result of the proration provisions of this Section 3.2, any Holder shall not be entitled to include all Shares in a registration that such Holder has requested to be included, such Holder may elect to withdraw such Holder's request to include Shares in such registration or may reduce the number requested to be included.

     Section 3.3. Additional Agreements.
                  ---------------------

          (a) Sale Without Registration. Anything in this Agreement to the
              -------------------------
     contrary notwithstanding, if at any time the Company shall obtain a written opinion of legal counsel reasonably satisfactory to the Shareholder and addressed to the Company and the Shareholder to the effect that the Shares may be publicly offered for sale in the United States by the Shareholder without restriction as to manner of sale and amount of securities sold and without registration under the Securities Act, the Company shall no longer be obligated to file or maintain a registration statement with respect to the Shares pursuant to this Agreement. In such case, the Company shall issue to the Shareholder certificates representing the Shares without any legend restricting transfer and shall remove all stop transfer orders relating to the Shares, except for any legal or stock transfer order required by a shareholder or voting agreement to which the Shareholder is a party.

          (b) Registration Rights of Affiliates. Affiliates of the Shareholder
              ---------------------------------
     who become Holders of the Shares (as long as there is a direct chain of ownership by the Shareholder and its Affiliates) shall have the same rights as the Shareholder under this Agreement; provided, however, the Company shall not be obligated to file more than one Free Shelf Registration.

     Section 3.4. Registration Procedures. (a) In connection with each
                  -----------------------
registration statement prepared pursuant to this Agreement, and in accordance with the intended method or methods of distribution of the Shares as described in such registration statement, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, including, without limitation, Section 3. l(a), at or before the time required by applicable laws and regulations):

               (i) Prepare and file with the SEC a registration statement on an appropriate registration form of the SEC, with respect to such Shares, which form shall be selected by the Company with the Shareholder's reasonable consent, and use its reasonable best efforts to cause such registration statement to become effective promptly; provided that
                                                               --------
          before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Shareholder, and the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least four (4) days prior to such filing, which documents will be subject to the reasonable review of the Shareholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, and their respective agents and representatives and (x) the Company will not include in any registration statement information concerning or relating to the Shareholder to which the Shareholder shall reasonably object in writing (unless the inclusion of such information is required by applicable law or the regulations of any securities exchange to which the Company may be subject), and (y) the Company will not file any Demand Registration or amendment thereto or any prospectus or any supplement thereto to which the Shareholder shall reasonably object in writing (unless the Demand Registration was theretofore filed and the filing of such amendment, prospectus or supplement is required by applicable law or the regulations of any securities exchange applicable to the Company);

               (ii) Furnish without charge to the Shareholder, the sales or placement agent or agents, if any, and the managing underwriter or underwriters, if any, such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the summary, preliminary, final, amended or supplemented prospectuses included in such registration statement in conformity with the requirements of the Securities Act and any regulations promulgated thereunder and (upon the reasonable request by the Shareholder) any documents incorporated therein by reference and such other documents as the Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Shares (the Company hereby consenting to the use in accordance with all applicable law of the prospectus or any amendment or supplement thereto by the Shareholder in connection with the offering and sale of the Shares covered by the prospectus or any amendment or supplement thereto);

               (iii) In respect to the Free Shelf Registration, use its reasonable best efforts to keep such registration statement effective for at least eighteen months and in respect to any other Demand Registration , use its reasonable best efforts to keep such registration statement effective for at least 180 days (the "Effective
                                                                       ---------
          Period"); prepare and file with the SEC such amendments,
          ------
          post-effective amendments and supplements to the registration statement and the prospectus as may be necessary to maintain the effectiveness of the registration for the Effective Period and to cause the prospectus (and any amendments or supplements thereto) to be filed pursuant to Rules 424 and 430A under the Securities Act and/or any successor rules that may be adopted by the SEC, as such rules may be amended from time to time; and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement during the Effective Period in accordance with the intended method or methods of distribution thereof, as specified in writing by the Shareholder;

               (iv) Except during any Blackout Period upon not less than three
          (3) days prior notice to the Company, make available for inspection during normal business hours by the Shareholder or by any underwriter, attorney, accountant or other agent retained by the Shareholder (collectively, the "Inspectors") financial and other records and
                              ----------
          pertinent corporate documents of the Company (collectively, the "Records"), provide the Inspectors with opportunities to discuss the
           -------
          business of the Company with its officers and provide opportunities to discuss the business of the Company with the independent public accountants who have certified its most recent annual financial statements, in each case to the extent customary for transactions of the size and type intended, as specified by the Shareholder, but only to the extent reasonably necessary to enable the Shareholder or any underwriter retained by the Shareholder to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspector unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement of a material fact or omission to state a material fact in the Registration, (B) the disclosure of such Records is required by any court or governmental body with jurisdiction over the Shareholder or Inspector or (C) all of the information contained in such Records has been made generally available to the public. The Shareholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential;

               (v) If requested by the Shareholder, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as the Shareholder reasonably specifies should be included therein, including, without limitation, information relating to the planned distribution of Shares, the number of Shares being sold by the Shareholder, the name and description of the Shareholder, the offering price of such Shares and any discount, commission or other compensation payable in respect of the Shares being sold, the purchase price being paid therefor to the Shareholder and information with respect to any other terms of the underwritten offering of the Shares to be sold in such offering, except to the extent that the Company is advised in a written opinion of outside counsel that the inclusion of such information is reasonably likely to violate applicable securities laws; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

               (vi) If requested by the Shareholder, use reasonable efforts to participate in and assist with a "road show" and other customary marketing efforts in connection with the sale of Shares pursuant to a Demand Registration or Piggy-Back Registration, at such times and in such manner as the Company and the Shareholder mutually may determine (and as do not unreasonably interfere with the Company's operations);

               (vii) Use its best efforts to register or qualify the Shares covered by a Demand Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Shareholder shall reasonably request, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable the Shareholder or any underwriter to consummate the public sale or other disposition of the Shares in such jurisdictions; provided, however, that in no event shall the
                              --------
          Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified; to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Shares covered by the registration statement; or to subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this paragraph (vii);

               (viii) Use its reasonable best efforts to cause the Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Shareholder to consummate the public sale or other disposition of the Shares;

               (ix) Use its reasonable best efforts to cause all Shares covered by such registration statement to be approved for trading on a national interdealer quotation system or listed on the securities exchanges, if any, on which the Common Stock of the Company is then listed;

               (x) Promptly notify the Shareholder, at any time when a prospectus relating to any of the Shares covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Shareholder, promptly prepare and furnish to the Shareholder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (xi) Promptly notify the Shareholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, thereof, after becoming aware thereof, when the registration statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (A) of any request by the SEC for amendments or supplements to the registration statement or the related prospectus or for additional information, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (D) within the Effective Period of the happening of any event which makes any statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading;

               (xii) During the Effective Period, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any post-effective amendment thereto;

               (xiii) Deliver promptly to the Shareholder, upon the Shareholder's request, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit the Shareholder to do such investigation, with respect to information contained in or omitted from the registration statement, as is reasonably necessary. The Shareholder agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation;

               (xiv) Provide a transfer agent and registrar for all such Shares covered by such registration statement not later than the effective date of such registration statement, which transfer agent and registrar may be the Company, subject to any applicable law or regulations;

               (xv) Cooperate with the Shareholder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Shares to be sold under the registration statement, which certificates shall not bear any restrictive-legends except as required by law; and, in the case of an underwritten offering, enable such Shares to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request in writing at least two (2) business days prior to any sale of the Shares to the underwriters;

               (xvi) In connection with any Demand Registration, enter into such agreements (including, if the offering is an underwritten offering, an underwriting agreement) as are customary in transactions of such kind (it being recognized that certain of the below listed items may not be considered customary for the Free Shelf Registration) and take such other actions as are reasonably necessary in connection therewith in order to expedite or facilitate the disposition of such Shares; and
          (A) make such representations and warranties with respect to the registration statement, post-effective amendment or supplement thereto, prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to the managing underwriter or underwriters, if any, of the Shares and, at the option of the Shareholder, make to and for the benefit of such Shareholder the representations, warranties and covenants of the Company which are being made to the underwriters, in form, substance and scope as are customarily made by the Company in connection with offerings of shares in transactions of such kind (representations and warranties by the participating holders shall also be made as are customary in agreements of that type); provided that the Company shall not be
                                    --------
          required to make any representations or warranties with respect to information specifically provided by a holder for inclusion in the registration documents; (B) obtain an opinion of counsel to the Company (which counsel may be internal counsel for the Company unless the managing underwriter or underwriters shall otherwise reasonably request) in customary form and covering matters of the type customarily covered by such an opinion, addressed to such managing underwriter or underwriters, if any, and to the Shareholder and dated the date of the closing of the sale of the Shares relating thereto;
          (C) obtain a "comfort" letter or letters from the independent certified public accountants who have certified the Company's most recent audited financial statements that are incorporated by reference in the registration statement which is addressed to the Shareholder and the managing underwriter or underwriters, if any, and is dated the date of the prospectus used in connection with the offering of such Shares and/or the date of the closing of the sale of such Shares relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by "comfort" letters of such type; (D) deliver such documents and certificates as may be reasonably requested by the Shareholder and the managing underwriter or underwriters, if any, of the Shares to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as provided in Sections 3.5 and 3.6 hereof, and

               (xvii) Comply with all applicable rules and regulations of the SEC in all material respects and generally make available to its security holders an earnings statement (which need not be audited), as soon as reasonably practicable but in no event later than ninety (90) days after the end of the period of twelve (12) months commencing on the first day of any fiscal quarter next succeeding each sale by the Shareholder of Shares which have been registered pursuant to this Agreement (the "Registered Shares") after the date hereof, which
                          -----------------
          earnings statement shall cover such twelve (12) month period and shall satisfy the provisions of Section 11(a) of the Securities Act and may be prepared in accordance with Rule 158 under the Securities Act.

          (b) In the event that the Company would be required, pursuant to
     Section 3.4(a)(xi)(D) above, to notify the Shareholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, thereof, the Company shall, subject to the provisions of Section 3.1(b) hereof, as promptly as practicable, prepare and furnish to the Shareholder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registered Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Shareholder agrees that, upon receipt of any notice from the Company pursuant to Section 3.4(a)(xi)(D) hereof, the Shareholder shall, and shall use its best efforts to cause any sales or placement agent or agents for the Shares and the underwriters, if any, thereof, to forthwith discontinue disposition of the Shares until such person shall have received copies of such amended or supplemented prospectus and, if so directed by the Company, to destroy or to deliver to the Company all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering such Shares as soon as practicable after the Shareholder's receipt of such notice.

          (c) The Shareholder shall furnish to the Company in writing such information regarding the Shareholder and its intended method of distribution of the Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. The Shareholder shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Shareholder to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Shares contains or would contain an untrue statement of a material fact regarding the Shareholder or its intended method of distribution of such Shares or omits to state any material fact regarding the Shareholder or its intended method of distribution of such Shares required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Shareholder or the distribution of the Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Each Holder agrees not to effect any public sale or distribution of any Shares, including any sale pursuant to Rule 144 under the Securities Act, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the ten (10) days prior to, and during the ninety (90) day period (or such longer period as each Holder agrees with the underwriter of such offering) beginning on the consummation of any underwritten public offering of the Shares covered by a registration statement referred to in Section 3.2 to the extent such Registered Shares are being sold thereunder.

          (e) In the case of any registration under Section 3.1 pursuant to an underwritten offering, or in the case of a registration under Section 3.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Shares to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all questionnaires, indemnities, underwriting agreements and other document (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Holder's Shares.

     Section 3.5. Registration Expenses. Except as otherwise provided, the
                  ---------------------
Shareholder agrees to bear and to pay, or cause to be paid promptly upon request being made therefor, all reasonable expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation:
(a) all registration fees payable to the SEC under the Securities Act and all fees and expenses in connection with the qualification of the Registered Shares for offering and sale under state securities or "blue sky" laws referred to in
Section 3.4(a)(vii) hereof, including reasonable fees and disbursements of counsel for any placement or sales agent or underwriter in connection with such qualifications, (b) all expenses relating to the preparation, printing, distribution and reproduction of the registration statement, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registered Shares and all other documents relating hereto, (c) the costs and charges of any escrow agent, transfer agent, registrar, any custodian or attorney-in-fact appointed to act on behalf of the Shareholder (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties) relating to the Registered Shares, (d) fees, disbursements and expenses of the Company's counsel and its other advisors and experts and independent certified public accountants of the Company (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance) relating to the Registered Shares, (e) the fees and expenses incurred in connection with the listing of the Registered Shares on The American Stock Exchange and such other stock exchange or national securities exchange on which the Common Stock of the Company shall at such time be listed, (f) reasonable fees and disbursements of counsel retained by the Shareholder in connection with registration pursuant to this Agreement; provided, however, that the Shareholder shall pay all costs, fees and expenses of any special audit required as a result of the timing of the demand for the Free Shelf Registration (collectively, the "Registration Expenses"). In respect to the Free Shelf
                    ---------------------
Registration, the Company shall pay all out-of-pocket Registration Expenses except underwriter discounts and commissions applicable to the Registered Shares and to the extent that any such Registration Expenses are incurred, assumed or paid by the Shareholder, any sales or placement agent or agents for the Registered Shares and the underwriters, if any, thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor and (g) all expenses relating to any "road show" in connection with a Demand Registration. The Holder of the Registered Shares shall pay all underwriting discounts and commissions and any capital gains, income or transfer taxes, if any, attributable to the sale of such Registered Shares.

     Section 3.6. Indemnification: Contribution.
                  -----------------------------

          (a) Indemnification by the Company. The Company shall, and it hereby
              ------------------------------
     agrees to, indemnify and hold harmless the Shareholder, its directors, officers, employees and controlling persons, if any, controlling and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of the Shares, against any losses, claims, damages or liabilities to which the Shareholder or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) (collectively, "Claims") arise out of or are based upon an untrue statement
                     ------
     or alleged untrue statement of a material fact contained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company shall, and it hereby agrees to, reimburse the Shareholder or any other indemnified Person such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; provided, however, that the
                                                 --------
     Company shall not be liable to any such Person in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Shareholder or any agent, underwriter or representative of the Shareholder expressly for use therein, or by the Shareholder's failure to furnish the Company, upon request, with the information with respect to the Shareholder, or any agent, underwriter or representative of the Shareholder, or the Shareholder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that the Shareholder or such agent or underwriter sold securities to the person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to the Shareholder or such agent or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

          (b) Indemnification by the Shareholder. The Shareholder shall, and
              ----------------------------------
     hereby agrees to (i) indemnify and hold harmless the Company, its directors, officers, employees and controlling Persons, if any, and each underwriter, its partners, officers, directors, employees and controlling persons, if any, in any offering or sale of Shares, against any Claims to which the Company, its directors, officers, employees and controlling Persons, if any, may become subject, insofar as such Claims (including any amounts paid in settlement as provided herein), arise out of or are based upon (A) an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder or such agent or underwriter (as the case may be) expressly for use therein, and/or (B) an untrue statement or alleged untrue statement or omission in a preliminary prospectus if the Company furnished copies of a final prospectus, amendment or supplement thereto that corrected such untrue statement, alleged untrue statement or omission, provided that the maximum amount for which the Shareholder should be liable under this indemnity shall not exceed the net proceeds recovered by all Holders from the sale of the Shares, and (ii) reimburse the Company for any legal or other out-of-pocket expenses reasonably incurred by the Company or any other indemnified Persons in connection with investigating or defending any such Claim.

          (c) Notice of Claims, Etc. Promptly after receipt by an indemnified
              ---------------------
     party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 3.6, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 3.6(a) or 3.6(b) hereof except to the extent the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the reasonable fees and expenses of its counsel; provided, however, under no circumstances will the indemnifying party be obligated to pay the fees and expenses of more than one separate counsel for all indemnified persons in any jurisdiction). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for all indemnified parties in any jurisdiction. The indemnifying party will not be subject to any liability for any settlement made without its prior written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 3.6(a) or (b) (whether or not the indemnified party is an actual or potential party thereto), unless such compromise, consent or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation and does not subject the indemnified party to any injunctive relief or other equitable remedy.

          (d) Contribution. The Shareholder and the Company agree that if, for
              ------------
     any reason, the indemnification provisions contemplated by Sections 3.6(a) or 3.6(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefit derived by the parties shall be determined by reference to the fact that the Company entered into this Agreement to induce the Shareholder to engage in the transaction in which the Shares were acquired. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.6(d) were determined (i) by pro
                                                                         ---
     rata allocation (even if the Shareholder or any agents for, or underwriters
     ----
     of, the Shares, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take into account the equitable considerations referred to in this Section 3.6(d). The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 3.6(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Beneficiaries of Indemnification. The obligations of the Company
              --------------------------------
     under this Section 3.6 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of the Shareholder and each agent and underwriter of the Shares and each person, if any, who controls the Shareholder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of the Shareholder and any agents or underwriters contemplated by this Section 3.6, shall be in addition to any liability that the Shareholder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

     Section 3.7. Underwriters. If any of the Shares are to be sold pursuant to
                  ------------
an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company except in the case of a Demand Registration, in which the managing underwriter or underwriters shall be selected by the Shareholder, provided that such managing
                                                   --------
underwriter or underwriters must be of recognized national standing and reasonably acceptable to the Company.

     Section 3.8. Exchange Act Filings: Rule 144
                  ------------------------------

          (a) The Company covenants to and with the Shareholder that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph
     (c)(1) of Rule 144 adopted by the SEC under the Securities Act and the rules and regulations adopted by the SEC thereunder) and shall take such further action as the Shareholder may reasonably request, all to the extent required from time to time to enable the Shareholder to sell Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Shareholder, the Company shall deliver to the Shareholder a written statement as to whether it has complied with such requirements.

          (b) The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act.

     Section 3.9. Agreement of the Shareholder. The Shareholder agrees not to,
                  ----------------------------
and it shall cause its Affiliates not to, make any sale, transfer or other disposition of Shares except in compliance with the registration requirements of the Securities Act and the rules and regulations thereunder or in accordance with the terms of this Agreement. The Shareholder will cause any Holder to whom Shares are transferred to comply with, and agree to, the terms of this Agreement.

     Section 3. 10. Legends.
                    -------

          (a) Stop transfer restrictions will be given to the Company's transfer agent(s) with respect to the Shares and there will be placed on the certificates or instruments representing the Shares, and on any certificate or instrument delivered in substitution therefor, a legend stating in substance:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO SUCH REGISTRATION OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          (b) The Company hereby agrees that it will cause stop transfer restrictions to be released with respect to any Shares that are transferred
     (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act, (iii) in accordance with the requirements of Rule 903 or 904 of Regulation S under the Securities Act, (except for any stop transfer instructions and legends required by Regulation S); or (iv) pursuant to another exemption from the registration requirements of the Securities Act; provided, however, that in
                                                      --------
     the case of any transfer pursuant to clause (ii), (iii) or (iv) above, the request for transfer is accompanied by a written statement signed by the Shareholder confirming compliance with the requirements of the relevant exemption from registration; and provided, further, that in the case of any
                                      --------  -------
     transfer pursuant to clauses (ii), (iii) and (iv) above, other than any transfer by the Shareholder to one or more of its direct or indirect subsidiaries, or among such subsidiaries, or by any such subsidiary to the Shareholder, the Company shall have received a written opinion of counsel reasonably satisfactory to the Company. The Company further agrees that it will cause the legend described in subsection (a) of this Section 3.10 to be removed in the event of any transfer as provided in clause (i), (ii) or
     (iii) above.

                                   ARTICLE IV

                                  Miscellaneous
                                  -------------

     Section 4.1. Term of Agreement: Termination. The term of this Agreement
                  ------------------------------
shall commence on the date hereof and such term and this Agreement shall terminate upon the expiration of the Demand Period.

     Section 4.2. Recapitalizations, Exchanges, Etc. Affecting the Shares. The
                  -------------------------------------------------------
provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

     Section 4.3. Amendment. This Agreement may not be amended except by a
                  ---------
written instrument, duly executed by the Company and the Shareholder.

     Section 4.4. Notices. Except as otherwise provided in this Agreement, all
                  -------
notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows:

               If to the Shareholder:

               ONEOK Resources Company
               100 West Fifth Street
               Tulsa, Oklahoma 74103
               Attention: David L. Kyle, President

               with copy to:

               John R. Barker, Esq.
               GABLE & GOTWALS, INC.
               100 West Fifth Street, Ste. 1000
               Tulsa, Oklahoma 74103-4219
               Phone: (918) 588-7800
               Fax:     (918) 588-7873
               If to the Company:

               Magnum Hunter Resources, Inc.
               600 East Las Colinas Boulevard
               Suite 1200
               Irving, Texas 75039
               Attention: Gary C. Evans, President and Chief Executive Officer

     Section 4.5. Integration. This Agreement and the other writings referred to
                  -----------
herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or underwritings with respect to its subject matter other than those expressly set forth or referred to herein.

     Section 4.6. Binding Effect & Benefit. This Agreement shall inure to the
                  ------------------------
benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Section 4.7. Assignability. This Agreement shall not be assignable by any
                  -------------
party hereto.

     Section 4.8. Counterparts. This Agreement may be executed by the parties
                  ------------
hereto in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 4.9. Applicable Law. This Agreement shall be governed by and
                  --------------
construed in accordance with the internal laws of the state of Oklahoma without giving effect to principles of conflicts of law.

     Section 4.10. Shareholder Agreement. This Agreement shall remain in effect
                   ---------------------
in accordance with its terms notwithstanding the termination or lapse in effectiveness of any other agreement between the Shareholder and the Company, including, but not limited to, the Shareholder and Voting Agreement of event date herewith.

     Section 4.11. Severability. In the event any one or more of the provisions
                   ------------
outlined herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired, and such unreasonable, unlawful or unenforceable provision shall be interpreted, revised or applied in the manner that renders it lawful and enforceable to the fullest extent possible under law.

                        ONEOK RESOURCES COMPANY,
                        a Delaware corporation


                        By: /s/ David L. Kyle
                            ----------------------------------------------------
                            David L. Kyle, President

                                                "SHAREHOLDER"


                        MAGNUM HUNTER RESOURCES, INC.,
                        a Nevada corporation


                        By: /s/ Gary C. Evans
                            ----------------------------------------------------
                            Gary C. Evans, President and Chief Executive Officer

                                                "COMPANY"